Exhibit 99.1

Drew Industries Incorporated

(NYSE: DW)









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components, and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, sales declines in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of acquisitions, realization of efficiency improvements, interest rates, oil and gasoline prices, and the successful implementation of management succession. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

SECTION I

Overview

Drew's Segments – LTM 03/2013

Net Sales - $930 million


MH = $121 million
13%
RV = $809 million
87%



Segment Operating Profit - $66 million


MH = $13 million
20%
RV = $53 million
80%



Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $930 Million for the 12 Months Ended March 31, 2013



RV Furniture and Mattresses: **$80 million**
RV Chassis, Slide-outs and Other Chassis Parts: **$458 million**
MH Chassis and Chassis Parts: **$41 million**
Other Products: **$47 million**
Axles and Suspension Products: **$63 million**
RV Segment Windows and Doors: **$176 million**
MH Segment Windows and Doors: **$65 million**
9%
4%
5%
7%
19%
7%
49%

Financial Performance

Net Sales and EBITDA [1] *(in millions)*


Net Sales
EBITDA
RV Segment net sales
MH Segment net sales
EBITDA
$1,000
$800
$600
$400
$200
$0
$90
$75
$60
$45
$30
$15
$0
$255
$108
$147
$325
$171
$154
$353
$220
$134
$531
$348
$183
$669
$448
$221
$729
$509
$220
$669
$492
$177
$511
$368
$143
$398
$313
$85
$573
$477
$96
$681
$571
$110
$901
$781
$120
$930
$809
$121
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 3/31/13

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 40).

SECTION II

RV Industry

RV Market

TOWABLE RVS (Approximately 84% of Drew's RV Segment net sales)


Travel trailer


Fifth-wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 90% of industry 2012 unit sales
- 64% of 2011 wholesale dollar sales, or $4.6 billion
- Retail cost $4,000 to $100,000 per unit. Average about $25,000

MOTORHOMES (Approximately 4% of Drew's RV Segment net sales)


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 10% of industry 2012 unit sales
- 36% of 2011 wholesale dollar sales, or $2.6 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $134,000

Why We are Optimistic

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations

- Positive demographics
  - The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
  - One in ten vehicle-owning households between 50 and 64 owns at least one RV



RVs - Industry Wholesale Shipments

Approximately 84% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs


Industry Units
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 3/13 2013 P
321 300 257 311 321 370 384 391 353 237 166 242 252 286 294 307
72 61 49 60 62 73 61 56 55 28 13 25 25 28 30 32
71 62 51 55 45 43 42 42 36 24 15 18 14 15 15 14
178 177 157 196 214 254 281 293 262 185 138 199 213 243 249 261
RV Share Held by TTs & 5th Wheels
55% 59% 61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 85% 85%

Projection for 2013 is the latest published by the RVIA (March 2013).

Recent RV Industry Trends


Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
(Units in thousands)
Wholesale
Retail
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.9
60.4
39.1
66.7
42.9
2008
2009
2010
2011
2012
Q1 2012
Q1 2013

	2008	2009	2010	2011	2012	Q1 2012	Q1 2013
Dealer Inventory Change	(41.3)	(26.0)	13.2	6.9	20.0	21.3	23.8[1]

(1) March retail data has not been published yet, therefore Q1 2013 retail data includes an estimate for March 2013 retail units.

SECTION III

Our RV Segment

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)


Industry Units
Approximately 84% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 3/13 2013 P
321 300 257 311 321 370 384 391 353 237 166 242 252 286 294 307
$78 $101 $108 $171 $220 $346 $448 $509 $492 $368 $313 $477 $571 $781 $809
RV Share Held by TTs & 5th Wheels
55% 59% 61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 85% 85%

(1) Projection for 2013 is the latest published by the RVIA (March 2013).

Content Per New Towable RV

- Approximately 84% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield approximately $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2012 average content increase = $186 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,348
$2,713
$2,718
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 3/13

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	LTM 3/13
RV Segment operating profit margin	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	9.3%	8.0%	7.1%	6.5%

At industry production levels for the 12 months ended March 2013, each $100 increase in content adds approximately $25 million in sales for Drew.

See Page 9 for Industry Information

RV Segment Net Sales by Type


LTM 3/13- $809 Million
$77 million
9%
$21 million
3%
$34 million
4%
$677
million
84%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries


LTM 3/12- $620 Million
$51 million
8%
$15 million
2%
$17 million
3%
$537
million
87%

SECTION IV

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety
- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes



Manufactured Housing – Industry Production



Industry Units
(Industry units in thousands)
Multi-Sections
Single-Section
400
350
300
250
200
150
100
50
0
349
123
226
251
75
176
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
83
31
52
50
19
31
50
20
30
52
25
27
55
26
29
55
25
30
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 3/13
MH Share Held by Multi-Sections
65%
70%
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
54%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 10.7% operating profit margin for the 12 months ended March 31, 2013

- Drew's MH Segment net sales were up 4% for the 12 months ended March 31, 2013

SECTION V

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)


Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
349
123
226
$191
251
75
176
$152
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
83
31
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$111
55
26
29
$120
55
25
30
$121
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 3/13
MH Share Held by Multi-Sections
65%
70%
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
54%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

- 100% market share in existing products would yield approximately $4,500 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,333
$1,368
$1,493
$1,465
$1,446
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 3/13

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	LTM 3/13
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.54	1.55
MH Segment operating profit margin	10.4%	10.7%	10.5%	10.4%	10.3%	8.7%	8.1%	7.2%	3.8%	10.0%	10.8%	11.1%	10.7%

See Page 17 for Industry Information

MH Segment Net Sales by Type

LTM 3/13- $121 Million


$25 million
21%
$16 million
13%
$80 million
66%
OEM
Aftermarket
Adjacent Industries

LTM 3/12 - $116 Million


$19 million
16%
$16 million
14%
$81 million
70%

SECTION VI

Strategy

Business Strategy

◎ Maximize profitability and return on assets through

- **New product introductions**
- **Market share growth**
- **Operational efficiencies**
- **Diversification to related industries**
- **Strategic acquisitions**

◎ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

What Drew Has Done - Expanding Our Growth Potential

New Opportunities	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 150 million
2011 – Aluminum Extrusions	$ 200 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 250 million
Total Market	**$ 1.1 billion**

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers
- Consider acquisitions in adjacent industries, such as components for mid-size buses, school buses and trailers used to haul boats, horses, livestock, equipment and other cargo

New Products and Acquisitions

2006 2007 2008 2009 2010 2011 2012

- ACQUIRE TRAIL AIR: Adding RV suspension products
- ACQUIRE HAPPIJAC: Adding patented bed lifts for RVs
- ACQUIRE COACH STEP: Adding electric steps for motorhomes
- ACQUIRE EXTREME ENGINEERING: Expanding specialty trailer product line
- Began production of entry doors for RVs
- ACQUIRE SEATING TECHNOLOGY: Adding furniture for RVs in Midwest market
- Began production of entry doors for MH
- ACQUIRE QUICKBITE ™: Adding a new innovative coupler
- ACQUIRE SCHWINTEK: Adding wall-slide mechanism and motorhome leveling devices
- ACQUIRE LEVEL-UP ™: Adding leveling system for fifth-wheel RVs
- Introduce RVLOCK remote locking product
- ACQUIRE SELLERS: Adding chassis customization & suspension for motorhomes & transit buses
- ACQUIRE HOME-STYLE: Expanding furniture for RVs in Northwest market
- ACQUIRE M-TEC: Adding components for RVs and mobile office units
- ACQUIRE EA TECHNOLOGIES: Expanding towable RV chassis and slide-out mechanisms
- ACQUIRE M&M FABRICATORS: Expanding chassis customization operation
- ACQUIRE STARQUEST: Adding windows for truck caps, horse trailers and buses
- ACQUIRE AMERIMAX: Additional RV towable entry doors
- Introduce RV awnings

2010 – 2011 – 2012 Acquisitions

($ in millions)	Purchase Price		Historical Sales		Description
Level-Up TM(1)	$	1.4	$	1	Six-point leveling system for fifth-wheel RVs
Schwintek(1)	$	20.0	$	5	Innovative RV wall slide-out mechanism and motorhome leveling devices
Sellers	$	0.5	$	1	Chassis customization & suspension for motorhomes & transit buses
Home-Style(1)	$	7.3	$	12	Upholstered furniture and mattresses for towable RVs in the Northwest market
M-Tec(1)	$	6.0	$	12	Components for RVs, mobile office units and manufactured homes
EA Technologies	$	13.5	$	42	Towable RV chassis and slide-out mechanisms
Starquest(1)	$	22.6	$	22	Windows for truck caps, horse trailers and certain types of buses
M&M Fabricators(1)	$	1.0	$	3	Chassis modification for transit buses, specialized commercial vehicles, and Class A and Class C motorhome RVs
Amerimax	$	1.7	$	6	Entry doors for towable RVs
Total	$	74.0	$	104	

(1) Plus contingent consideration payable on future sales.

SECTION VII

Operating Results

Operating Results

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2012	2013 (1) (2)	Change
Net Sales	$ 223.6	$ 252.6	13%
Operating Profit	$ 17.4	$ 13.6	(22%)
% of Sales	7.8%	5.4%	
Net Income	$ 11.1	$ 8.4	(25%)
Diluted EPS	$ 0.49	$ 0.36	(27%)

(1) The Company's operating profit margin was below the first quarter of 2012 due to production inefficiencies and costs incurred as a result of significant growth and expansion over the past year. However, profit margins improved sequentially in the 2013 first quarter, increasing to 5.8 percent before executive succession charges, compared to 4.1 percent in the 2012 fourth quarter. In the first quarter of 2013, labor efficiencies continued to improve, with labor costs as a percent of sales declining more than 1 percent compared to the fourth quarter of 2012. In response to the substantial increase in sales over the past year, the Company added significant resources, including personnel and facilities, to expand and improve production capacity and efficiencies. In many product lines, the Company has begun to realize the benefits of these initiatives. However, the full impact of these plans will take time to realize. The Company expects production efficiencies to further improve in 2013, in particular during the second half of 2013.

(2) In the first quarter of 2013, the Company recorded an after-tax charge of $0.7 million, or $0.03 per diluted share, related to executive succession and transition.

Results By Segment

Three Months Ended March 31,

($ in millions)	2012	2013 [1]	Change
Net Sales:			
RV Segment	$ 195.6	$ 224.0	15%
MH Segment	$ 28.0	$ 28.6	2%
Operating Profit:			
RV Segment	$ 16.8	$ 14.5	(13%)
MH Segment	$ 3.1	$ 2.7	(13%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.6%	6.5%	
MH Segment	11.2%	9.5%	

(1) Refer to page 30 for a narrative of 2013 results.

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[2]	$ 10[2]	$ 1
03/31/13	$ -	$ 4	$ 4	$ -

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

Balance Sheets

($ in millions)	12/31/10	12/31/11	12/31/12	03/31/13
Total Assets	$ 307	$ 351	$ 374	$ 412
Total Debt	$ -	$ -	$ -	$ -
Cash & Investments	$ 44[3]	$ 7	$ 10[4]	$ 4
Stockholders' Equity	$ 243[3]	$ 277	$ 284[4]	$ 301
RATIOS				
Days Sales in A/R[1]	13 days	17 days	14 days	20 days
Inventory Turns[2]	6.5 turns	6.2 turns	7.8 turns	7.9 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividend of $1.50 per share, or $33 million paid in December 2010.

(4) After cash dividend of $2.00 per share, or $45 million paid in December 2012.

Cash Flow

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2007	
Acquisitions (14)	$110 million
Capital expenditures	$ 83 million
Debt reduction	$ 27 million
Special dividends	$ 78 million
Stock repurchases	$ 10 million
Total	**$ 308 million**

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	03/31/13
Return on Equity	6%[2]	2%[3]	11%	11%	13%	12%
Return on Assets	4%[2]	2%[3]	9%	9%	10%	9%
Total Debt to Equity	0.00	0.00	0.00	0.00	0.00	0.00
Total Debt to EBITDA[1]	0.20	0.00	0.00	0.00	0.00	0.00

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 40).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV content
- RV recovery from recession
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







Stock Price History

- Drew has 22.9 million shares outstanding and a market capitalization of approximately $825 million as of May 7, 2013



50
45
40
35
30
25
20
15
10
5
0
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$21
$23
$32
$36
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2011
2012
5/7/13
(December 31, unless noted)

Analyst Coverage

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Jason Lippert
Chief Executive Officer
574-535-1125
JasonL@lci1.com

Joseph S. Giordano III
CFO & Treasurer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	LTM 3/13
Operating Profit (Loss)	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	$(35.6)	$45.2	$48.5	$58.1	$54.3
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.6	$17.1	$18.5	$17.1	$20.5	$25.7	$25.8
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$5.5	$45.0	$ -	$ -	$ -	$ -
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$27.9	$62.5	$69.0	$83.8	$80.2
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$3.1	$10.1	$ 24.3	$32.0	$35.3

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2008	2009	2010	2011	2012	LTM 3/13
Net Sales:						
RV Segment	$ 368.1	$ 312.5	$ 477.2	$ 570.6	$ 780.9	$ 809.4
MH Segment	142.4	85.3	95.6	110.5	120.2	120.8
Total Net Sales	$ 510.5	$ 397.8	$ 572.8	$ 681.2	$ 901.1	$ 930.2
Operating Profit:						
RV Segment	$ 24.6	$ 15.7	$ 44.4	$ 45.7	$ 55.1	$ 52.9
MH Segment	10.3	3.2	9.6	12.0	13.3	12.9
Total Segment Operating Profit	34.9	18.9	54.0	57.7	68.4	65.8
Corporate	(7.4)	(6.5)	(8.0)	(7.5)	(8.5)	(8.5)
Goodwill Impairment	(5.5)	(45.0)	-	-	-	-
Other Non-Segment Items	(2.1)	(2.9)	(0.6)	(1.7)	(1.8)	(3.0)
Total Operating Profit	$ 19.9	$ (35.6)	$ 45.4	$ 48.5	$ 58.1	$ 54.3